UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520 Miami, Florida	3313
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 23, 2026, Longeveron Inc. (the “Company”) cancelled its special meeting of stockholders scheduled to be held in 2026 (the “Special Meeting”). The Company currently intends for the “Reverse Stock Split” proposal set forth in the preliminary proxy statement relating to the Special Meeting, which was filed with the U.S. Securities and Exchange Commission on March 3, 2026, to instead be presented at the Company’s next regularly scheduled annual meeting of stockholders to the extent the Company determines that it is necessary or advisable to do so.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. The forward-looking statements in this Current Report on Form 8-K are made on the basis of the views and assumptions of management regarding future events and business performance as of the date this Current Report on Form 8-K is filed with the SEC. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual events, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith.

These forward-looking statements are made as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 17, 2026, its Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. These statements are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future, events or otherwise occurring after the date this Current Report on Form 8-K is filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: March 24, 2026	/s/ Stephen H. Willard
	Name:	Stephen H. Willard
	Title:	Chief Executive Officer

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